Exhibit 10.1.2

ACTIONS TAKEN AND RESOLUTIONS ADOPTED BY
THE COCA-COLA COMPANY BENEFITS COMMITTEE

The undersigned, representing the majority of the members of The Coca-Cola Company Benefits Committee (the "Committee"), hereby approve and adopt the following Resolutions:

WHEREAS, The Coca-Cola Company (the “Company”) currently maintains The
Coca-Cola Company Supplemental Disability Plan, as amended and restated effective January 1, 2003 (the “Plan”);

WHEREAS, pursuant to Section 5.4 of the Plan, the Committee may terminate the Plan at any time;

WHEREAS, effective at midnight on December 31, 2012, all employees shall cease participation in the Plan;

NOW, THEREFORE, BE IT RESOLVED, that the Committee hereby terminates the Plan effective as of midnight on December 31, 2012;

BE IT FURTHER RESOLVED, that the members of the Committee are hereby authorized and directed to take any other action that may be necessary or appropriate to carry out the intent of these Resolutions.

IN WITNESS WHEREOF, the undersigned members of the Committee have executed this Resolution effective as of midnight on December 31, 2012.

Date: __12/6/12______                /s/ Christopher P. Nolan__________

Date: __12/6/12______                /s/ Chuck Lischer________________

Date: __12/6/12______                /s/ Susan M. Fleming_____________

Date: __12/6/12______                /s/ Alison Schmidt_______________

Date: ______________                ______________________________

Date: ______________                ______________________________